UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 16, 2007
Date of Report (Date of earliest event reported)
BIOLASE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
4 Cromwell
Irvine, California 92618
(Address of principal executive offices) (Zip Code)
(949) 361-1200
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On May 16, 2007, the Board amended and restated the Company’s Second Amended and Restated Bylaws (as amended and restated, the “Amended Bylaws”) to allow for the issuance of uncertificated shares. By being able to issue uncertificated shares, the Company is now eligible to participate in the Direct Registration System (“DRS”), which is currently administered by The Depository Trust Company. The DRS allows shares of stock to be owned, reported, and transferred electronically without the need for physical stock certificates. The Amended Bylaws continue to authorize the issuance of certificated shares.
The foregoing summary of the Amended Bylaws is qualified in its entirety by reference to the Amended Bylaws, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

3.1	Third Amended and Restated Bylaws of Biolase Technology, Inc.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOLASE TECHNOLOGY, INC.
Date: May 18, 2007	By:	/s/ Richard L. Harrison
Richard L. Harrison
Executive Vice President, Chief Financial Officer & Secretary

EXHIBIT INDEX

Exhibits	Description

3.1	Third Amended and Restated Bylaws of Biolase Technology, Inc.